UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

BOWL AMERICA INCORPORATED

__________________________________________________

(Exact name of Registrant as specified in its charter)

MARYLAND	1-7829	54-0646173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6446 Edsall Road, Alexandria, VA		22312
(Address of Principal Executive Office)		(Zip Code)

Registrant's telephone number, including area code: (703) 941-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [__]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [__]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock (par value $.10)	BWL-A	NYSE American

Item 8.01. Other Events

06-18-19

BOWL AMERICA DECLARES DIVIDEND

Today Bowl America Inc. declared a regular quarterly dividend of $.175 per share payable 08-21-19 to Class A and Class B stockholders of record as of 07-23-19.

Bowl America stock is traded on the NYSE American with the symbol BWL.A.

To confirm by telephone, please call Cheryl Dragoo, Interim President and Chief Financial Officer, or Brad Young, Assistant Controller at 703-941-6300.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOWL AMERICA INCORPORATED

Date: June 18, 2019	/s/Cheryl A. Dragoo
Cheryl A. Dragoo Interim President